UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 29, 2018

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 – Other Events

On March 27, 2018, Hornbeck Offshore Services, Inc., or the Company, entered into the first amendment, or the First Amendment, to its $300 million first-lien delayed-draw term loan credit facility dated as of June 15, 2017 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, or HOS, as Co-Borrower, the Initial Lenders, as defined therein, and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent for the lenders, or the New Credit Facility. Among other things, this clean-up amendment was intended to clarify various provisions in and made certain technical revisions to the New Credit Agreement. The foregoing is a summary only, is not necessarily complete, and is qualified by the full text of the Amendment filed herewith as Exhibit 10.1.

On March 19, 2018, the Company provided notice of termination of two vessel construction agreements to the shipyard that was constructing the last two MPSVs under OSV Newbuild Program #5. The Company intends to complete the vessels and has notified the surety of the contracts’ termination. The remaining contract price to be paid as of the date of termination for both vessels was approximately $53.8 million, before application of liquidated damages and other deductions allowed by the contracts.

Item 9.01 – Financial Statements and Exhibits

(d)     Exhibits.

10.1	First Amendment to First Lien Term Loan Agreement dated as of June 15, 2017 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, Wilmington Trust, National Association, as Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and the lenders party thereto with accompanying Exhibit A.

10.2	Copy of amended First Lien Term Loan Agreement dated as of June 15, 2017, consolidating all amendments made by the First Amendment to the First Lien Term Loan Agreement dated as of March 27, 2018. This conformed copy is being filed for ease of reference and is qualified in its entirety by reference to the First Amendment, as filed as Exhibit 10.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: March 29, 2018	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

3